SCHWAB INVESTMENTS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Schwab Investments, a Massachusetts business trust (the “Trust”), do hereby constitute and appoint David Lekich, Catherine MacGregor, Christine Pierangeli, Douglas P. Dick and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement of the Trust on Form N-14 with regard to the reorganization of Wasmer Schroeder High Yield Municipal Fund into Schwab High Yield Municipal Bond Fund and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Walter W. Bettinger II	Date: April 10, 2020

Name: Walter W. Bettinger II

Trustee and Chairman

SCHWAB INVESTMENTS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Schwab Investments, a Massachusetts business trust (the “Trust”), do hereby constitute and appoint David Lekich, Catherine MacGregor, Christine Pierangeli, Douglas P. Dick and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement of the Trust on Form N-14 with regard to the reorganization of Wasmer Schroeder High Yield Municipal Fund into Schwab High Yield Municipal Bond Fund and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Joseph R. Martinetto	Date: April 10, 2020

Name: Joseph R. Martinetto

Trustee

SCHWAB INVESTMENTS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Schwab Investments, a Massachusetts business trust (the “Trust”), do hereby constitute and appoint David Lekich, Catherine MacGregor, Christine Pierangeli, Douglas P. Dick and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement of the Trust on Form N-14 with regard to the reorganization of Wasmer Schroeder High Yield Municipal Fund into Schwab High Yield Municipal Bond Fund and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Robert W. Burns	Date: April 10, 2020

Name: Robert W. Burns

Trustee

SCHWAB INVESTMENTS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Schwab Investments, a Massachusetts business trust (the “Trust”), do hereby constitute and appoint David Lekich, Catherine MacGregor, Christine Pierangeli, Douglas P. Dick and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement of the Trust on Form N-14 with regard to the reorganization of Wasmer Schroeder High Yield Municipal Fund into Schwab High Yield Municipal Bond Fund and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ John F. Cogan	Date: April 10, 2020

Name: John F. Cogan

Trustee

SCHWAB INVESTMENTS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Schwab Investments, a Massachusetts business trust (the “Trust”), do hereby constitute and appoint David Lekich, Catherine MacGregor, Christine Pierangeli, Douglas P. Dick and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement of the Trust on Form N-14 with regard to the reorganization of Wasmer Schroeder High Yield Municipal Fund into Schwab High Yield Municipal Bond Fund and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Nancy F. Heller	Date: April 10, 2020

Name: Nancy F. Heller

Trustee

SCHWAB INVESTMENTS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Schwab Investments, a Massachusetts business trust (the “Trust”), do hereby constitute and appoint David Lekich, Catherine MacGregor, Christine Pierangeli, Douglas P. Dick and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement of the Trust on Form N-14 with regard to the reorganization of Wasmer Schroeder High Yield Municipal Fund into Schwab High Yield Municipal Bond Fund and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Stephen Timothy Kochis	Date: April 10, 2020

Name: Stephen Timothy Kochis

Trustee

SCHWAB INVESTMENTS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Schwab Investments, a Massachusetts business trust (the “Trust”), do hereby constitute and appoint David Lekich, Catherine MacGregor, Christine Pierangeli, Douglas P. Dick and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement of the Trust on Form N-14 with regard to the reorganization of Wasmer Schroeder High Yield Municipal Fund into Schwab High Yield Municipal Bond Fund and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ David L. Mahoney	Date: April 10, 2020

Name: David L. Mahoney

Trustee

SCHWAB INVESTMENTS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Schwab Investments, a Massachusetts business trust (the “Trust”), do hereby constitute and appoint David Lekich, Catherine MacGregor, Christine Pierangeli, Douglas P. Dick and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement of the Trust on Form N-14 with regard to the reorganization of Wasmer Schroeder High Yield Municipal Fund into Schwab High Yield Municipal Bond Fund and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Jane P. Moncreiff	Date: April 10, 2020

Name: Jane P. Moncreiff

Trustee

SCHWAB INVESTMENTS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Schwab Investments, a Massachusetts business trust (the “Trust”), do hereby constitute and appoint David Lekich, Catherine MacGregor, Christine Pierangeli, Douglas P. Dick and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement of the Trust on Form N-14 with regard to the reorganization of Wasmer Schroeder High Yield Municipal Fund into Schwab High Yield Municipal Bond Fund and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Kiran M. Patel	Date: April 10, 2020

Name: Kiran M. Patel

Trustee

SCHWAB INVESTMENTS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Schwab Investments, a Massachusetts business trust (the “Trust”), do hereby constitute and appoint David Lekich, Catherine MacGregor, Christine Pierangeli, Douglas P. Dick and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement of the Trust on Form N-14 with regard to the reorganization of Wasmer Schroeder High Yield Municipal Fund into Schwab High Yield Municipal Bond Fund and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Kimberly S. Patmore	Date: April 10, 2020

Name: Kimberly S. Patmore

Trustee

SCHWAB INVESTMENTS

POWER OF ATTORNEY

I, the undersigned trustee and/or officer of Schwab Investments, a Massachusetts business trust (the “Trust”), do hereby constitute and appoint David Lekich, Catherine MacGregor, Christine Pierangeli, Douglas P. Dick and Stephen T. Cohen, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement of the Trust on Form N-14 with regard to the reorganization of Wasmer Schroeder High Yield Municipal Fund into Schwab High Yield Municipal Bond Fund and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Gerald B. Smith	Date: April 10, 2020

Name: Gerald B. Smith

Trustee